Exhibit 10.128

March 24, 2004

Cripple Creek Securities, LLC
195 Maplewood Avenue
Maplewood, New Jersey 07040
Attention: Maurice Hryshko, Counsel and Attorney in Fact
Facsimile No.: (973) 313-6495

Re: Notice of Termination of Structured Equity Line Flexible Financing Agreement

Pursuant to Section 10.4 of the Structured Equity Line Flexible Financing Agreement dated as of October 1, 2001 (the “Agreement”), between Cripple Creek Securities, LLC, and Cygnus, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), the Company hereby terminates the Agreement.

CYGNUS, INC.

By:	/s/ John C Hodgman

Name:	John C Hodgman
Title:	Chairman, President and CEO

cc:	Arnold & Porter
1600 Tysons Blvd.
McLean, Virginia 22102
Attn. L. Stevenson Parker
Facsimile No.: (703) 720 7399